SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                  -------------------------------------------





                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  -------------------------------------------


        Date of Report (Date of earliest event reported): August 24, 2000







                         CNL RETIREMENT PROPERTIES, INC.
               (Exact Name of Registrant as Specified in Charter)



           Florida                        333-47411              59-3491443
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


             450 South Orange Avenue                           32801
                 Orlando, Florida                            (Zip Code)
     (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 650-1000

Item 5.       Other Events.

         At a special meeting of stockholders of CNL Health Care Properties, Inc. (the "Company"), held on August 22, 2000, the stockholders approved an amendment to the Company's Amended and Restated Articles of Incorporation proposed by the Board of Directors to change the Company's name. Effective August 24, 2000, the Company changed its name to CNL Retirement Properties, Inc. The Board of Directors believes that this will provide better name recognition of the Company in the context of its business.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                       CNL RETIREMENT PROPERTIES, INC.


Dated:  September 5, 2000                    By:    /s/Robert A. Bourne
                                                    ---------------------------
                                                    ROBERT A. BOURNE, President